Entergy Corporation

41st Edison Electric Institute Financial Conference

November 2006

Entergy.

Safe Harbor and Reg G Compliance

In this presentation and from time to time, Entergy Corporation makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although Entergy Corporation believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that they will prove correct. Except to the extent required by the federal securities laws, Entergy Corporation undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Forward-looking statements involve a number of risks and uncertainties, and there are factors that could cause actual results to differ materially from those expressed or implied in these statements. Some of those factors (in addition to the risk factors in the Form 10-K as well as others described in the Form 10-Q for Entergy Corporation and its affiliates and in subsequent securities filings) include: resolution of pending and future rate cases and negotiations, including various performance-based rate discussions and implementation of new Texas legislation, and other proceedings, including those related to the Entergy System Agreement, Entergy's utilities' supply plan, recovery of storm costs, and recovery of fuel and purchased power costs, Entergy's utilities' ability to manage its operation and maintenance costs, the performance of Entergy's utility and non-utility generating plants, and particularly the capacity factor at its nuclear generating facilities, prices for power generated by Entergy's unregulated generating facilities, the ability to hedge, sell power forward or otherwise reduce the market price risk associated with those facilities, including the Non-Utility Nuclear plants, and the prices and availability of fuel and power Entergy's utilities must purchase for their customers, and Entergy's utilities' ability to meet credit support requirements for fuel and power supply contracts, Entergy Corporation's ability to develop and execute on a point of view regarding prices of electricity, natural gas, and other energy-related commodities, changes in the financial markets, particularly those affecting the availability of capital and Entergy Corporation's ability to refinance existing debt, execute its share repurchase program, and fund investments and acquisitions, actions of rating agencies, including changes in the ratings of debt and preferred stock, changes in general corporate ratings, and changes in the rating agencies' ratings criteria, changes in inflation, interest rates, and foreign currency exchange rates, Entergy Corporation's ability to purchase and sell assets at attractive prices and on other attractive terms, volatility and changes in markets for electricity, natural gas, uranium, and other energy-related commodities, changes in utility regulation, including the beginning or end of retail and wholesale competition, the ability to recover net utility assets and other potential stranded costs, the establishment of a regional transmission organization that includes the areas served by Entergy's utilities, and the application of market power criteria by the Federal Energy Regulatory Commission, changes in regulation of nuclear generation facilities and nuclear materials and fuel, including possible shutdown of nuclear generating facilities, particularly those in the northeastern United States, uncertainty regarding the establishment of interim or permanent sites for spent nuclear fuel storage and disposal, resolution of pending or future applications for license extensions or modifications of nuclear generating facilities, changes in law resulting from federal energy legislation, including the effects of the Public Utilities Holding Company Act of 1935 repeal, changes in environmental, tax, and other laws, including requirements for reduced emissions of sulfur, nitrogen, carbon, mercury, and other substances, the economic climate, particularly growth in the areas served by Entergy's utilities, variations in weather and the occurrence of hurricanes and other storms and disasters, including uncertainties associated with efforts to remediate the effects of Hurricanes Katrina and Rita and recovery of costs associated with restoration including Entergy's utilities' ability to obtain financial assistance from governmental authorities in connection with these storms, the outcome of the Chapter 11 bankruptcy proceeding of Entergy New Orleans, Inc. and the impact of this proceeding on other Entergy companies, advances in technology, the potential effects of threatened or actual terrorism and war, the effects of Entergy Corporation's strategies to reduce tax payments, the effects of litigation and government investigations, changes in accounting standards, corporate governance, and securities law requirements, Entergy Corporation's ability to attract and retain talented management and directors.

This presentation includes non-GAAP measures of operational earnings, operational dividend payout ratio, operational ROIC, and cash available when describing Entergy's results of operations and financial performance. We have prepared a reconciliation of these measures to the most directly comparable GAAP measures. These reconciliations can be found in the appendix.

Entergy

Geographic Scale

Entergy's Businesses
- 30,000 MW electric generating capacity
- 2nd largest U.S. nuclear generator
- 2.7 million customers
- $10 billion revenues
- 14,000 employees

Entergy Nuclear
- ▲ 5 non-utility units owned at 4 sites (4,200 MW)
- △ 1 plant managed (800 MW)
- ● 1 plant pending acquisition (798 MW)
- 45% of 07 earnings guidance midpoint



Utility
- 5 electric utilities (5 regulators)
- 4 contiguous states – Arkansas, Louisiana, Mississippi, Texas
- 22,000 MW of generating capacity
- 15,000 miles of transmission lines
- 55% of 07 earnings guidance midpoint (includes Parent & Other)

● Non-Nuclear Wholesale Assets
- 1,500 MW non-nuclear wholesale capacity owned

Entergy's Business Model



Supply/Demand
Environment
Fuel Prices
Credit Markets
Climate/Weather Data
Competitive Behavior
Legislation/Regulation
Capital Markets
Rigorous Analysis
Current Point of View
Business Strategy
Create Options
Portfolio Management
Long Positions
Structured Contracts
Asset Development /Acquisitions
Asset Disposition
Structured Contracts
Short Positions
Strict Risk Limits
Operational Excellence
Produce Products/ Services
Achieve Productivity
Manage Relationships
Competitor/ Industry Standards
Driven by:
Markets
Skills
Scale
Scope
Positions

Domestic Utility

Strategy

- Pursue rate structures that ensure incremental capital investments are reflected in rates timely
- Reduce operating costs through Entergy Continuous Improvement to earn incentives
- Execute the Generation Supply Plan to diversify and modernize Entergy's fleet

Financial

	01	02	03	04	05
Utility/Parent/ Other EPS Operational	2.28	2.40	2.62	2.79	3.03
Utility/Parent/ Other EPS As-Reported	2.19	2.40	1.93	2.86	2.82
OCF; $B	2.1	1.9	1.9	2.0	0.9

Operational

EDISON ELECTRIC INSTITUTE

Every year since inception

Emergency Awards

– 2000, 2001, 2003, 2004, 2005, 2006 (Assistance)
– 1999, 2002, 2006 (Response)

	01	02	03	04	05
Reliability - SAIFI; avg #/customer/yr	2.13	1.99	1.75	1.85	1.65
Reliability - SAIDI; avg min/customer/yr	162	164	144	169	161
Reliability - Regulatory Complaints; #	113	110	81	88	104
Recordable Accident Index; #	3.17	3.01	2.21	2.16	1.96
Transmission Service Index; MWhs not served	965	1184	944	1239	1183

Regulatory

	1H06	2H06	1Q07	2Q07	3Q07	4Q07
Storm Recovery Initiatives	Ongoing efforts to secure insurance, CDBG and retail recovery					
Federal Initiatives						
ICT	Approval		Implementation			
System Agreement	Make compliance filing and implement					
Retail Initiatives						
EGS-LA FRP	Filing	Rates		Filing	Rates	
ELL FRP	Filing	Rates		Filing	Rates	
EMI FRP	Filing	Rates	Filing	Rates		
ENOI FRP	Filing	Rates	Rates			Rates
EMI Attala		Rider				
EAI Rate Case		Filing		Rates		
Jurisdictional Split	LPSC filing	Conduct reviews, seek approvals and implement				
EGS-TX Rate Case				Filing		

Recovery From Two Major Storms

Impact of Two Storms

Number	Area of Impact
$1.5B/1.9M	Estimated restoration costs/customer outages
120,000	Square miles affected
28,900	Poles destroyed
1,500	Employees displaced
706/526	Transmission substations out/lines out
30	Generation units offline
1	ENOI in Chapter 11

A Different Future

Improvement	Status
$6B funding for flood protection	Federal funding in place for significantly improved levee protection system
34 repaired pump stations	Army Corps of Engineers' efforts continue as pump capacity is expanded
Coastal restoration	Congress currently considering legislation for offshore royalty sharing to support restoration
Enhanced future storm recovery	Securitization legislation in Louisiana, Mississippi, and Texas; Storm reserve approved in Mississippi (securitized) and New Orleans, filed for in Louisiana

Timeline to Finalize Storm Recovery



Mississippi
Costs Filing
Review costs
Order
Done
CDBG App.
CDBG $$$
Done
In the Bank
Financing Order
Done
Securitization
$$$
Louisiana
Costs Filing
Interim relief
Ph II Filing
Done
Review costs
Order
CDBG App.
???
CDBG $$$
Financing Order
Securitization
$$$
New Orleans
Permanent
Interim relief/
Done
Grand Gulf $$
Costs Filing
Review costs
CDBG App.
???
CDBG $$$
Done
Order
Done
$$$
Texas
Legislation
Costs Filing
Done
Review costs - 150 days
Order
Constructive Settlement
No finding of imprudence/
Allow Carrying Costs
Financing Order
Securitization
$$$

Supply Plan

Investing and Financing Process

Step	Process	Considerations
1	Assess System's need for resources	Capacity; Energy; Base Load; Load Following
2	Evaluate options for meeting system needs (RFP process)	Buy; Build; Lease; PPA
3	Obtain regulatory approval for recovery	Base rate; Rider; Fuel
4	Evaluate financing alternatives	On sheet; Off sheet; Third party ownership

Alternatives Under Consideration

Perryville *Attala*



Gas-Fired Capacity

- Acquire or contract some of the 15 GW of merchant capacity built in past five years

Little Gypsy



Coal and/or Pet-Coke Capacity

- Repower existing units, e.g., Little Gypsy project in the 06 long-term RFP
- Acquire, build or contract with new or existing PC or CFB units

Grand Gulf *River Bend*



Nuclear Capacity

- COLs create option for new units at Grand Gulf and River Bend sites

2006 RFP for Long-Term Resources

06-15 planning horizon (including ENOI); MW


Load Following 2,000 – 5,000
Base Load 3,000*
1,000
1,000
System Requirements
RFP

* *Base load requirement is growing at ~2% annually*

2006 RFP for Long-Term Resources

Status

Activity	CCGT	Solid Fuel
Proposals received	35 proposals from 9 bidders 12 resources @ 16,833 MW	8 proposals from 6 bidders 6 resources @ 3,293 MW
Shortlist	6 resources, located in AR and LA	5 resources, located in AR and LA (includes repowering)
Contracts	Expect to execute by early 07	Expect to execute by mid-to-late 07
COD		As late as 12

Nuclear

Strategy

- Operate safe, secure, low-cost plants that exceed industry average performance
- Execute transactions that drive growth, including both plant acquisitions and management service agreements
- Continue to improve productivity through operational expertise and management team strength

Financial

	01	02	03	04	05
EPS Operational	0.57	0.88	0.85	1.06	1.32
EPS As-Reported	0.57	0.88	1.30	1.06	1.32
OCF; $B	0.3	0.3	0.2	0.4	0.6

Operational



INPO Index
99 vs. 05; Index
Capability Factor
99 vs. 05; %
Outage Duration
99 vs. 05; Days
100
90
80
70
60
50
40
30
20
10
0
U.S. Fleet
73
97
U.S. Fleet
80
94
U.S. Fleet
45
24
99
05
99
05
99
05

Entergy's fleet performance includes data prior to acquisition date based upon published reports.

Sold Forward Positions



TWh
45
40
35
30
25
20
15
10
5
0
With Palisades
Planned Generation
Sold since last update
Palisades
06E
07E
08E
09E
10E
Average $/MWh
90
80
70
60
50
40
30
NE Market at 12/05
Sales in 06, ex Palisades
NE Market at 10/06
Portfolio at 3Q06, with pending acquisition
06E
07E
08E
09E
10E

New Nuclear Development

Environment

1970s	Today
• Unique designs	• Standardized designs
• 2-step licensing process; regulatory delays	• Combined COL and ESP process
• Immature industry	• Mature industry: 30+ years experience
• Pre-1990 Clean Air Act	• Clean; Energy Policy Act of 2005 incentives
• Opposition/protests	• Commission/ community support

With commission/community support, federal incentives, EPC contracts, modular fabrication, the history of the past need not be repeated.

"Instead of saying, 'Not in my back yard,' these communities are saying, 'In our back yard now!' "

-- Mississippi Governor Haley Barbour

"I believe nuclear is the future power in this country – especially in Louisiana. I want our commission to be progressive and to show [potential nuclear developers] how they are going to collect their money before the plant is proposed. We want it to be as easy as it can be."

-- Louisiana Commissioner Jay Blossman

New Nuclear Pursuits/Events

- Construction and Operating Licenses (COL) at Grand Gulf (NuStart) and River Bend
  - ✓ Sharing of engineering and environmental work creates synergies and flexibility
- Early Site Permit (ESP) at Grand Gulf
- $50-$60M Entergy cost (net of DOE sharing) to obtain COLs and ESP


07
08
09
10
ESP approved by NRC
Decision: Submit COLS to NRC?
COL submittal to NRC
•Grand Gulf 11/07 and/or
•River Bend 5/08
Decision: Construct?
NRC issues license/ Construction could begin

Financial Aspirations

1 — Top-Quartile Total Shareholder Return

EPS
06-10 Opportunity

Grow EPS by ~$1/share annually

Cash Distributions to Owners
06-10 Opportunity

Target 60% dividend payout over time and/or repurchase up to $500M of shares annually

2 — Returns At or Above Risk-Adjusted Cost of Capital

ROIC
06-10 Opportunity

10%

3 — Solid Investment Grade Credit With Flexibility to Manage Risk and Act on Opportunities

Credit Ratings/Metrics
06-10 Opportunity

50-55% Gross Debt to Capital*
Sustain BBB/Baa ratings
Remove negative outlooks

* *Consistent with current risk profile*

Financial Profile

Operational EPS
04-07E Guidance and Aspiration Opportunity



Aspiration
Grow ~$1/yr
3.80
4.40
4.50-4.80
5.40-5.70
04
05
06E
07E
08E-10E

As-Reported			
3.93	4.19	4.78-5.08	5.40-5.70

Operational Return on Invested Capital
04-05 and Aspiration Opportunity; %



Aspiration: 10%
7.1
7.5
04
05
06E
07E
08E-10E

As-Reported	
7.3	7.2

Gross Debt to Capital Ratio
04-05 and Aspiration Opportunity; %



47.4
53.1
Aspiration:
50-55% target range
04
05
06E
07E
08E-10E

Dividend Payout Ratio (Operational)
04-05 and Aspiration Opportunity; %



50
49
Aspiration:
Target 60% over time
04
05
06E
07E
08E-10E

As-Reported	
48	52

Cash Available for Capital Deployment

Projected Cash Available for Capital Deployment
07E-09E; $B

Projected $3.2B Available for:

- Investments
- Debt Repayments
- Equity Repayments
- Dividend Increases



8.3
(6.1)
(1.6)
2.6
3.2
Net Cash Flow from Operating Activities
Planned Capital Expenditures and Other
Dividends
Capital Structure
07-09 Cash Available

Planned Capital Expenditures

Projected Capital Expenditures
07E-09E; $B


Maintenance Capital
Investing Capital
Utility/ Parent/ Other
4.2
2.3
1.9
Entergy Nuclear
1.0
0.2
0.8
Total
5.2

Investing Capital - Preliminary
07E-09E; % of Total


1.9
Potential Portfolio Transformation*
Generation (Existing Fleet)
Environmental
Transmission
Business Function Relocation
0.8
Palisades
Dry Fuel Storage/License Renewal
Other
2.7
1.9
Utility/Parent/Other
0.8
Entergy Nuclear

* ~5% Approved To Date

Portfolio Transformation Framework

Supply Plan Portfolio Decisions
OGE supply requirements; GW, % of peak


Obligation to serve
New Resource Supply Decisions
GW % of Peak
24 120
20 100
16 80
12 60
8 40
4 20
0 0
Reserve Requirement
Low Capacity Factor Load Following
High Capacity Factor Load Following
Base Load Requirement
0 20 40 60 80 100
% of Annual Hours Load Is Forecasted to Exceed
CT
CT
CCGT
CCGT
CCGT
Coal
Nuclear
Buy
Build
Lease
PPA

Separate Operational Decisions from Regulatory/Financial Decisions

Regulatory Recovery Decisions

- Pre-Approval Condition to Close/ Construct
- Recovery Alternatives
  - ✓ CWIP in Rates
  - ✓ Base Rates
  - ✓ Rider
  - ✓ Fuel
- Federal Incentives

Financial Decisions

- Traditional (On-Sheet)
- Genco (Off-Sheet)
- Third Party Ownership
- Contracts
- Securitization

Appendix: Reg G Reconciliation

Table 1: EPS Contribution by Business - Reconciliation of GAAP to Non-GAAP Measures
2001-2005

(Per share in U.S. $)		2001	2002	2003	2004	2005
Consolidated As-Reported Earnings	(a)	3.23	2.64	4.01	3.93	4.19
Utility, Parent & Other						
As-Reported		2.19	2.40	1.93	2.86	2.82
Less Special Items						
Merger expenses		(0.06)	-	-	-	-
Write-down of MyHomeKey investment		(0.03)	-	-	-	-
Voluntary severance plan		-	-	(0.31)	-	-
SFAS 143 implementation		-	-	(0.09)	-	-
River Bend loss provision		-	-	(0.29)	-	-
Tax benefits - Entergy-Koch investment		-	-	-	0.07	-
Retail business impairment reserve		-	-	-	-	(0.12)
Retail business discontinued operations		-	-	-	-	(0.09)
Total Special Items	(b)	(0.09)	0.00	(0.69)	0.07	(0.21)
Operational		2.28	2.40	2.62	2.79	3.03
Entergy Nuclear						
As-Reported		0.57	0.88	1.30	1.06	1.32
Less Special Items						
SFAS 143 implementation		-	-	0.67	-	-
Voluntary severance plan		-	-	(0.22)	-	-
Total Special Items	(c)	0.00	0.00	0.45	0.00	0.00
Operational		0.57	0.88	0.85	1.06	1.32
Non-nuclear Wholesale Assets						
As-Reported		0.47	(0.64)	0.78	0.01	0.05
Less Special Items						
Damhead Creek mark-to-market gas contract		0.10	-	-	-	-
Restructuring costs		(0.02)	(0.17)	-	-	-
Gain (loss) on disposition of assets		0.01	0.23	-	-	-
Development costs		-	(0.09)	-	-	-
Turbine commitment		-	(0.52)	-	-	-
Asset and contract impairments		-	(0.62)	-	-	-
Reduction in asset sale reserves		-	-	-	0.02	-
Asset impairment reserve		-	-	-	(0.15)	-
Tax benefits on restructuring		-	-	-	0.41	-
Gulf South Pipeline earnings		-	-	-	0.13	-
Entergy-Koch Trading earnings		-	-	-	(0.35)	-
Total Special Items	(d)	0.09	(1.17)	0.00	0.06	0.00
Operational		0.38	0.53	0.78	(0.05)	0.05
Consolidated Operational Earnings	(a)-(b)-(c)-(d)	3.23	3.81	4.25	3.80	4.40

Appendix: Reg G Reconciliation

Table 2: Earnings - Reconciliation of GAAP to Non-GAAP Measures
2006 and 2007 Guidance
($ per share)

		2006 Guidance	2007 Guidance
Consolidated As-Reported excluding Entergy New Orleans	(a)	4.78-5.08	5.40-5.70
Less Special Items			
Utility, Parent & Other		-	-
Total Utility, Parent & Other		-	-
Competitive Businesses			
Entergy Nuclear		-	-
Energy Commodity Services			
2006 Gain on sale of Entergy-Koch, LP		0.28	-
Subtotal		0.28	-
Total Competitive Businesses		0.28	-
Total Special Items	(b)	0.28	-
Consolidated Operational Earnings excluding Entergy New Orleans	(a)-(b)	4.50-4.80	5.40-5.70

Appendix: Reg G Reconciliations

Table 3: Projected Cash Available
Reconciliation of GAAP to Non-GAAP Measures
2007-2009
($ in billions)

		2007-2009
Net cash flow provided by operating activities	(a)	8.3
Less:		
Planned capital expenditures		5.2
Preferred dividends		0.1
Other investing cash flows		0.8
Subtotal	(b)	2.2
Common dividends	(c)	(1.6)
Capital structure changes including net share repurchases and new debt (net of maturities)	(d)	2.6
Net Cash Available for New Investment, Debt or Equity Repayment, Dividend Increase	(b)+(c)+(d)	3.2

Appendix: Reg G Reconciliations

Table 4: Earnings, Return on Invested Capital and Dividend Payout
Reconciliation of GAAP to Non-GAAP Measures
2004-2005

($ millions)

		2004	2005
Consolidated As-Reported Earnings	(a)	910	898
Preferred Dividends		24	25
Tax Effected Interest Expense		295	293
As-Reported Earnings (including preferred dividends and tax effected interest expense)	(b)	1,228	1,217
Less Special Items			
Utility, Parent & Other			
Tax benefits - Entergy Koch		17	-
Retail business discontinued operations		-	(19)
Retail business impairment reserve		-	(26)
Total Utility, Parent & Other Special Items	(c)	17	(45)
Competitive Businesses Special Items			
Entergy Nuclear		-	-
Energy Commodity Services / Other			
Asset and contract impairments		(36)	-
Earnings from Entergy-Koch Trading		(79)	-
Earnings from Gulf South Pipeline		29	-
Tax benefits on restructuring		94	-
Reduction in asset sale reserves		5	-
Total Competitive Business Special Items		13	-
Total Special Items	(d)	30	(45)
Consolidated Operational Earnings	(a)-(d)	880	943

Appendix: Reg G Reconciliations

Table 4 (continued): Earnings, Return on Invested Capital and Dividend Payout
Reconciliation of GAAP to Non-GAAP Measures
2004-2005

		2004	2005
(in millions)			
Average Number of Common Shares Outstanding - Diluted	(e)	231.2	214.4
(in $ per share)			
Consolidated As-Reported Earnings (g)	(a) / (e)	3.93	4.19
Consolidated Operational Earnings (h)	(a-d) / (e)	3.80	4.40
($ in millions)			
Operational Earnings (including preferred dividends and tax effected interest expense)	(b - d)	1,198	1,262
Average Invested Capital	(f)	16,845	16,850
Common Dividend Paid Per Share	(i)	1.89	2.16
(%)			
As-Reported Return on Invested Capital	(b) / (f)	7.3	7.2
Operational Return on Invested Capital	(b - d) / (f)	7.1	7.5
As-Reported Common Dividend Payout Ratio	(i) / (g)	48	52
Operational Common Dividend Payout Ratio	(i) / (h)	50	49